[ST. JOSEPH CAPITAL BANK LETTERHEAD]



                                 April 20, 1998

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of St. Joseph Capital Corporation, I cordially invite you to attend the Annual Meeting of Stockholders of St. Joseph Capital Corporation to be held at 7:00 p.m. on May 21, 1998, at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana. A map showing the location of the meeting is found on the back page of the accompanying proxy statement. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of the Company's 1997 Annual Report to Stockholders. At the meeting we shall report on Company operations and the outlook for the year ahead.

     Your Board of Directors has nominated three persons to serve as Class II directors. Each of the nominees are incumbent directors. The Board of Directors also proposes to amend the Company's Stock Incentive Plan to increase the number of authorized shares of Common Stock, $.01 per share, issuable under the plan by 100,000 shares. In addition, the Company's management has selected and recommends that you ratify the selection of Crowe, Chizek and Company LLP to continue as the Company's independent public accountants for the year ending December 31, 1998.

     We recommend that you vote your shares for the director nominees and in favor of the proposals.

     I encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

     If you have any questions concerning these matters, please do not hesitate to contact me at (219) 273-9700. We look forward with pleasure to seeing and visiting with you at the meeting.

                                                 Very truly yours,

                                                 ST. JOSEPH CAPITAL CORPORATION



                                                 John W. Rosenthal
                                                 Chairman

                                  NOTICE OF
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 21, 1998

                        ST. JOSEPH CAPITAL CORPORATION



To the stockholders of

      ST. JOSEPH CAPITAL CORPORATION

      The Annual Meeting of the Stockholders of St. Joseph Capital Corporation, a Delaware corporation (the "Company"), will be held at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana, on Wednesday, May 21, 1998, at 7:00 p.m., local time, for the following purposes:

      1.   to elect three Class II directors for a term of three years.

      2. to amend the Company's Stock Incentive Plan to increase the number of authorized shares of Common Stock, $.01 par value per share, issuable under the plan by 100,000 shares.

      3. to approve the appointment of Crowe, Chizek and Company LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998.

      4. to transact such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

      The map on the back page of the attached Proxy Statement shows the location of the Annual Meeting.

      The Board of Directors has fixed the close of business on April 9, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.


                                    By order of the Board of Directors



                                    John W. Rosenthal
                                    Chairman


Mishawaka, Indiana
April 20, 1998

                                PROXY STATEMENT



     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of St. Joseph Capital Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana, on Wednesday, May 21, 1998, at 7:00 p.m., local time, and at any adjournments or postponements thereof.

     The Board of Directors would like to have all stockholders represented at the meeting. If you do not expect to be present, please sign and mail your proxy card in the enclosed self-addressed, stamped envelope to the Company's transfer agent, First Union National Bank of North Carolina, 1525 W.T. Harris Boulevard, 3C3, Charlotte, North Carolina 28288-1153, Attention:
Ms. Kristin Knapp. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the meeting.

     The mailing address of the Company's principal executive offices is 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about April 20, 1998. The 1997 Annual Report of the Company, which includes consolidated financial statements of the Company, is enclosed.

     The Company is a bank holding company which serves the financial needs of the "Michiana" area of Indiana and Michigan. It is the parent company of the St. Joseph Capital Bank (the "Bank"), an Indiana state bank located in Mishawaka, Indiana.

     Only holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the close of business on April 9, 1998, will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On April 9, 1998, the Company had approximately 1,276,079 shares of Common Stock issued and outstanding. In the election of directors, and for all other matters to be voted upon at the annual meeting, each issued and outstanding share of Common Stock is entitled to one vote. All shares of Common Stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposals set forth in this Proxy Statement.

     A majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors shall be elected by a plurality of the votes present in person or represented by proxy. For approval of the amendment to the Company's Stock Incentive Plan, the affirmative vote of the majority of the Company's outstanding shares entitled to vote on the subject matter shall constitute stockholder approval. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                             ELECTION OF DIRECTORS

     At the Annual Meeting of the Stockholders to be held on May 21, 1998, the stockholders will be entitled to elect three (3) Class II directors for a term expiring in 2001. The directors of the Company are divided into three classes having staggered terms of three years. Each of the nominees are incumbent directors. The Company has no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information, as of April 9, 1998, concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including age, year first elected a director of the Company and business experience during the previous five years of each. Each of the individuals have held the positions listed for the past five years unless otherwise noted. The three nominees, if elected at the annual meeting, will serve as Class II directors for three year terms expiring in 2001.

                                   NOMINEES

NAME                                       DIRECTOR             PRINCIPAL OCCUPATION
(AGE)                                       SINCE               FOR THE LAST FIVE YEARS
-----                                       -----               ------------------------
CLASS II
(TERM EXPIRES 1998)

V. Robert Hepler                             1996               President and Chief Executive Officer, VRH
(Age 69)                                                        Rentals (1994-present); President, Bob Hepler
                                                                Construction Equipment Company (prior to 1994)

Jack Matthys                                 1996               Vice Chairman of the Company and Chief Lending
(Age 51)                                                        Officer of the Bank; President, Krizman, Inc.
                                                                (1990-1992)

Richard A. Rosenthal                         1996               Athletic Director Emeritus (1995-present),
(Age 65)                                                        Director of Athletics (1987-1995), University
                                                                of Notre Dame

                             CONTINUING DIRECTORS

CLASS III
(TERM EXPIRES 1999)
                                             1996               Controller, R-Vision, Inc. (1996-present);
Helen L. Krizman                                                Controller, The Warrick Corporation (1991-
(Age 35)                                                        1996)

Scott C. Malpass                             1996               Associate Vice President for Finance and Chief
(Age 35)                                                        Investment Officer, University of Notre Dame

Myron C. Noble                               1997               Chairman of the Board, Pi-Rod, Inc. Plymouth,
(Age 60)                                                        Indiana

Robert A. Sullivan                           1996               President, Capital Bank, N.A., Sylvania, Ohio
(Age 43)

NAME                  DIRECTOR         PRINCIPAL OCCUPATION
(AGE)                  SINCE           FOR THE LAST FIVE YEARS
-----                  -----           -----------------------
CLASS I
(TERM EXPIRES 2000)
David A. Eckrich        1996           President, Adams Road Development, Inc.
(Age 57)

Jerry Hammes            1996           Chairman, Romy Hammes Bancorp, Inc.,
(Age 66)                               Peoples Bank of Kankakee County and
                                       Romy Hammes, Inc.

Arthur H. McElwee       1996           President, Toefco Engineered Coating
(Age 55)                               Systems, Inc. (1994-present);
                                       President, Goshen Rubber, Inc.
                                       (1991-1994);

John W. Rosenthal       1996           Chairman of the Board, President and
(Age 39)                               Chief Executive Officer of the Company
                                       and the Bank; Vice President and
                                       Senior Corporate Banker, First
                                       National Bank of Chicago (1988-1996)


     All of the Company's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of the Company's directors or executive officers have been selected for their respective positions, and no member of the Board is related to another member by blood or marriage, except that Richard A. Rosenthal is the father of John W. Rosenthal. Mr. Arthur J. Decio, who will retire as a director as of the date of the Annual Meeting, has been elected Director Emeritus following the Annual Meeting.

     For serving on the Board of Directors of the Company and the Bank, directors who are also not officers receive annual fees in the form of options to purchase 350 shares of the Company's Common Stock at the current fair market value of such shares on the date of grant. The options vest immediately and have a term of 10 years. Directors also receive options to purchase 25 shares for each Board meeting of the Company or the Bank that they attend. Options are not granted for Board meetings of both the Company and the Bank when such meetings are held on the same day. No additional compensation is paid to directors for attendance at committee meetings.

     The Board of Directors of the Company has established an Audit Committee. The Bank's Board of Directors has established a directors' loan policy committee, an audit committee, an investment committee and a human resources committee. These committees are composed entirely of outside directors, except that John W. Rosenthal, the Company's President and Chief Executive Officer, serves on all committees except the audit committee, and Jack Matthys, the Bank's Chief Lending Officer, serves on the directors' loan policy committee.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE
NOMINEES.

                          TRANSACTIONS WITH MANAGEMENT

     During the fiscal year ended December 31, 1997, certain directors and executive officers of the Company (including their affiliates, families and companies in which they are principal owners, officers or directors) became loan customers of, and have had other transactions with, the Company and the Bank in the ordinary course of business. Such loans and lines of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and are not believed to involve more than the normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation for the last fiscal year paid by the Company or the Bank to the Chief Executive Officer of the Company. No other executive officer of the Company or the Bank had 1997 salary and bonus which exceeded $100,000.


===========================================================================================================
                                       SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                              Annual Compensation
-----------------------------------------------------------------------------------------------------------
  (A)                          (B)                  (C)            (D)              (G)           (H)

                              FISCAL                                              STOCK
                              YEAR                                               OPTIONS       ALL OTHER
    NAME AND                  ENDED                                BON  US       GRANTED     COMPENSATION
PRINCIPAL POSITION         DECEMBER 31ST         SALARY($)(1)        ($)           (#)          ($)(2)
-----------------------------------------------------------------------------------------------------------
  John W. Rosenthal           1997               $101,015        $10,000         3,000        $13,186
  President & Chief           1996                 75,384          ---          27,000          6,038
  Executive Officer
===========================================================================================================

(1)      Includes compensation deferred at the election of Mr. Rosenthal.
(2) Represents amounts paid by the Company for contributions to the Company's 401(k) Plan, an automobile allowance and for life insurance.

STOCK OPTION INFORMATION

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the Summary Compensation Table:

==================================================================================================
                     OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------
                             INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------
(a)                     (B)               (C)                  (D)                  (E)

                                         % OF TOTAL
                       OPTIONS        OPTIONS GRANTED
                      GRANTED         TO EMPLOYEES IN     EXERCISE OR BASE       EXPIRATION
NAME                  (#)(1)           FISCAL YEAR         PRICE ($/SH)            DATE
==================================================================================================
John W. Rosenthal       3,000              6.6%             $16.50               11/20/07
==================================================================================================


(1)  Such options became exercisable on the date of grant.



     The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 1997, held by the individuals named in the Summary Compensation Table:

==============================================================================================================
                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                     FY-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------
                   SHARES                         NUMBER OF SECURITIES
                  ACQUIRED                       UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED IN-
                     ON           VALUE             OPTIONS AT FY-END                THE-MONEY OPTIONS
      NAME        EXERCISE      REALIZED                 (#)(D)                      AT FY-END ($)(E)
     (#)(A)        (#)(B)        ($)(C)      EXERCISABLE        UNEXERCISABLE  EXERCISABLE       UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
 John W.
 Rosenthal           ---          $---         21,000              9,000          $132,750       $65,250
==============================================================================================================

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the Company's Common Stock beneficially owned on April 9, 1998 with respect to all persons known to the Company to be the beneficial owner of more than five percent of the Company Common Stock, each director, each executive officer named in the Summary Compensation Table and all directors and executive officers of the Company and the Bank as a group.

NAME OF INDIVIDUAL AND             AMOUNT AND NATURE OF              PERCENT
NUMBER OF PERSONS IN GROUP      BENEFICIAL OWNERSHIP(1)(2)           OF CLASS
--------------------------      -------------------------            ---------
DIRECTORS
John W. Rosenthal(3)                    36,554                         2.8%

David A. Eckrich                        26,190                         2.1%

Jerry Hammes                            46,990                         3.7%

V. Robert Hepler                        26,010                         2.0%

Helen L. Krizman                        11,190                         0.9%

Scott C. Malpass                         3,660                         0.3%

Jack Matthys                            35,000                         2.7%

Arthur H. McElwee                       11,160                         0.9%

Myron C. Noble                          25,520                         2.0%

Richard A. Rosenthal(4)                 21,175                         1.7%

Robert A. Sullivan                      11,205                         0.8%

All directors and executive
officers as a group
(12 persons)                           256,729                        19.4%

_____________
(1) The information contained in this column is based upon information furnished to the Company by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares.

(2) Includes shares obtainable under options granted to directors and officers of the Company and the Bank under the Company's Stock Incentive Plan which are presently exercisable or which become exercisable within 60 days of the date of this table, as follows: Mr. John W. Rosenthal - 21,000 shares; Messrs. Eckrich and Hammes and Ms. Krizman - 1,190; Mr. Hepler - 1,010; Messrs. Malpass and McElwee - 1,160; Mr. Matthys - 10,000; Mr. Noble - 520; Mr. Richard A. Rosenthal - 1,175; Mr. Sullivan - 1,205; and all directors and executive officers as a group - 48,300.


(3) Includes 6,400 shares held in a trust for the benefit of Mr. Richard Rosenthal's family and over which Mr. John Rosenthal has shared voting and investment power.

(4) Includes 6,400 shares gifted to a trust for the benefit of Mr. Richard Rosenthal's family by Mr. Richard Rosenthal for which he disclaims any beneficial ownership interest.

          PROPOSAL TO ADOPT THE AMENDMENT TO THE STOCK INCENTIVE PLAN

     At the Annual Meeting, stockholders will be asked to approve the amendment of the Stock Incentive Plan. The Board of Directors is asking the stockholders to authorize the allocation of an additional 100,000 shares of Common Stock to be reserved for issuance and sale or award under the Stock Incentive Plan. The Stock Incentive Plan is intended to promote equity ownership of the Company by directors and selected officers and employees of the Company and the Bank, to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company or the Bank. Stock options also serve as the sole compensation provided to the members of the Board of Directors of the Company and the Bank for their service as director.

     The Stock Incentive Plan is administered by the Human Resources Committee (the "Committee"), which is comprised of at least two non-employee directors appointed by the Board of Directors. The Committee will have the authority, subject to approval by the Board of Directors, to select the directors and employees to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan. The Board of Directors has reserved 200,000 shares of Common Stock for issuance under the Stock Incentive Plan, including the shares issuable pursuant to this amendment. In general, if any award (including an option granted to a non-employee director) granted under the Stock Incentive Plan expires, terminates, is forfeited or is cancelled for any reason, the shares of Common Stock allocable to such award may again be made subject to an award granted under the Stock Incentive Plan.

     The Stock Incentive Plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended, options that do not so qualify (referred to herein as "nonstatutory options") and stock appreciation rights ("SARs"), as determined in each individual case by the Committee. Directors and employees of the Company and the Bank are eligible to receive grants under the Stock Incentive Plan. Such options may be granted subject to various vesting requirements, but become fully vested upon a merger or change of control of the Company. The exercise price of incentive stock options granted under the Stock Incentive Plan must at least equal the fair market value of the Common Stock subject to the option (determined as provided in the plan) on the date the option is granted. The exercise price of nonstatutory options and SARs will be determined by the Committee. Incentive Stock Options granted under the Stock Incentive Plan are exercisable for ten years after the grant date and are not transferable. Nonstatutory options and SARs remain exercisable for such period as the Committee may determine.

     An incentive stock option granted under the Stock Incentive Plan to an employee owning more than 10% of the total combined voting power of all classes of capital stock of the Company is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of Common Stock issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years. Incentive stock options granted to employees under the Stock Incentive Plan are subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of Common Stock as to which any such incentive stock option first becomes exercisable in any calendar year, is limited to $100,000. To the extent options covering more than $100,000 worth of Common Stock first become exercisable in any one calendar year, the excess will be treated as nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

     Each director and employee eligible to participate in the Stock
Incentive Plan will be notified of his or her selection by the Committee. To receive an award under the Stock Incentive Plan, an employee must execute an award agreement which will specify the type of award to be granted, the number of shares of Common Stock (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the agreement will also specify the price at which the shares of Common Stock subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive stock option or a nonstatutory option.

     The full exercise price for all shares of Common Stock purchased upon the exercise of options granted under the Stock Incentive Plan may be paid by cash, personal check, common stock owned or the surrender of exercisable options at the time of exercise. In the event of termination of employment, incentive stock options granted to employees under the Stock Incentive Plan remain outstanding and are exercisable only until the expiration of ninety days (or such lesser period as the Committee may determine) from the date on which the person to whom they were granted ceases to be employed by the Company or the Bank.

     Incentive stock options granted under the Stock Incentive Plan have certain advantageous tax attributes to the recipient under the income tax laws. No taxable income is recognized by the option holder for income tax purposes at the time of the grant or exercise of an incentive stock option, although neither is there any income tax deduction available to the Company or the Bank as a result of such a grant or exercise. Any gain or loss recognized by an option holder on the later disposition of shares of Common Stock acquired pursuant to the exercise of an incentive stock option generally will be treated as long-term capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted.

     As in the case of incentive stock options, the grant of nonstatutory stock options or SARs will not result in taxable income for income tax purposes to the recipient of the options, nor will the Company or the Bank be entitled to an income tax deduction. Upon the exercise of nonstatutory stock options or SARs, however, the option holder will generally recognize ordinary income for income tax purposes equal to the difference between the exercise price and the fair market value of the shares of Common Stock acquired or deemed acquired on the date of exercise, and the Company or the Bank will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any further gain or loss realized by the option holder on the subsequent disposition of such shares will be long-term or short-term capital gain or loss, depending on the length of time the shares of Common Stock are held after the option is exercised.

     The Stock Incentive Plan expires ten years after its adoption, unless sooner terminated by the Board of Directors. The Board of Directors has authority to amend the Stock Incentive Plan in such manner as it deems advisable, except that the Board of Directors is not permitted without stockholder approval to amend the Stock Incentive Plan in a manner which would prevent the grant of incentive stock options under the Stock Incentive Plan or increase the number of shares of Common Stock available. The Stock Incentive Plan provides for appropriate adjustment, as determined by the Committee, in the number and kind of shares subject to the Stock Incentive Plan, and the number, kind and per share exercise price of shares subject to unexercised options, in the event of any change in the outstanding shares of Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE PROPOSED AMENDMENT.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Stockholders will be asked to approve the appointment of Crowe, Chizek and Company LLP as the Company's independent public accountants for the year ending December 31, 1998. A proposal will be presented at the annual meeting to ratify the appointment of Crowe, Chizek and Company LLP. If the appointment of Crowe, Chizek and Company LLP is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors. Representatives of Crowe, Chizek and Company LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.


                                    GENERAL

     Your proxy is solicited by the Board of Directors and the cost of solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company or the Bank, acting on the Company's behalf, may solicit proxies by telephone, telegraph or personal interview. The Company will, at its expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                                 OTHER BUSINESS

     It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.


                           FAILURE TO INDICATE CHOICE

     If any stockholder fails to indicate a choice in items (1), (2) and
(3) on the proxy card, the shares of such stockholder shall be voted (FOR) in each instance.


                                              By order of the Board of Directors



                                              John W. Rosenthal
                                              Chairman
Mishawaka, Indiana
April 20, 1998


                       ALL STOCKHOLDERS ARE URGED TO SIGN
                        AND MAIL THEIR PROXIES PROMPTLY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     PROXY               ST. JOSEPH CAPITAL CORPORATION               PROXY
                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS--MAY 21, 1998

         The undersigned hereby appoints John W. Rosenthal and Edward R. Pooley, or either of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of St. Joseph Capital Corporation, to be held at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana, at 7:00 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:


         [ ] Check here for address change.                           [ ] Check here if you plan to attend the
           New Address:                                               meeting.
           ------------------------------------------------
         =========================================================

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             ST. JOSEPH CAPITAL CORPORATION
        PLEASE MARK VOTE IN OVAL IN THE FOLLOWING
                         MANNER
                 USING DARK INK ONLY. M

                                                                                          For All
                                                                            For  Abstain  Except

         1.   Election of Directors                                         [ ]     N        N
              V. Robert Hepler
              Jack Matthys
              Richard A. Rosenthal
              ---------------------------------------------------
              Nominee Exception
                                                                                                                  For  Against
                                                                                 2.   Amendment to the Stock In-  [ ]     N
                                                                                      centive Plan to increase
                                                                                      the number of shares of
                                                                                      Common Stock authorized
                                                                                      thereunder by 100,000
                                                                                                                  For  Against
                                                                                 3.   To ratify the selection of  [ ]     N
                                                                                      Crowe, Chizek and Com-
                                                                                      pany LLP
                                                                                      The Board of Directors recommends a vote
                                                                                      FOR all proposals.
                                                                                      THIS PROXY WILL BE VOTED IN ACCORDANCE
                                                                                      WITH SPECIFICATION MADE. IF NO CHOICES
                                                                                      ARE INDICATED, THIS PROXY WILL BE VOTED
                                                                                      FOR ALL PROPOSALS.
                                                                                      Dated: , 1998
                                                                                      Signature(s)

                                                                                      Abstain
                                                                                 2.      N
                                                                                      Abstain
                                                                                 3.      N
                                                                                      proposals.
                                                                                      THIS
                                                                                      PROXY
                                                                                      WILL BE
                                                                                      VOTED
                                                                                      IN
                                                                                      ACCOR-
                                                                                      DANCE
                                                                                      WITH
                                                                                      SPECIFICATION
                                                                                      MADE. IF NO
                                                                                      CHOICES
                                                                                      ARE
                                                                                      INDICATED,
                                                                                      THIS PROXY
                                                                                      WILL BE
                                                                                      VOTED
                                                                                      FOR ALL
                                                                                      PROPOSALS.

     NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.